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                                 [FAIRPOINT LOGO]

                             SALOMON SMITH BARNEY
                         ANNUAL HIGH YIELD / LEVERAGED
                               FINANCE CONFERENCE
                                JANUARY 21, 2003

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                                                FAIRPOINT COMMUNICATIONS, INC.

                                                         Walter E. Leach, Jr.

                               Chief Financial Officer & Senior Vice President

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TOPICS FOR DISCUSSION


                      -   COMPANY PROFILE

                      -   INDUSTRY CHALLENGES & FAIRPOINT RESPONSE

                      -   FINANCIAL REVIEW

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COMPANY PROFILE

 -   Established in 1991 to acquire Rural Local Exchange Carriers (RLECs)

 - Currently, operate 29 RLECs in 18 states serving over 245,000 access lines

 - Consolidated revenues of $174.3 million and EBITDA of $100.4 million for the 9 months ended 09/30/02

 -   Proven operational and merger & acquisition performance

 -   Strong equity sponsorship

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COMPANY PROFILE
SERVICE OFFERINGS


FAIRPOINT COMMUNICATIONS, INC.
------------------------------
Intra/Inter Access
Local Dial Tone
Enhanced Features
Long-distance
Carrier Services
Internet Dial-up, Artera
Broadband DSL, Wireless


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COMPANY PROFILE: RLECS

RLECS                                29

LOCAL EXCHANGES                      142

SQUARE MILES                         18,940

ACCESS LINES PER TELCO               500-56,000

RESIDENTIAL SHARE OF ACCESS LINES    78%

AVERAGE DENSITY (LINES/SQ MILE)      12.9

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ACCESS LINES BY STATE

[MAP]

 - FIVE REGION MANAGEMENT STRUCTURE

 - 841 EMPLOYEES DEPLOYED FROM 38 WORK CENTERS AND 26 BUSINESS OFFICES

           AS OF 9/30/02
           -------------

FLORIDA                      54,710
MAINE                        51,443
NEW YORK                     42,549
WASHINGTON                   39,479
OHIO                          9,470
VIRGINIA                      7,862
ILLINOIS                      7,573
KANSAS                        6,310
VERMONT                       6,270
IDAHO                         6,177
SOUTH DAKOTA                  4,146
OKLAHOMA                      3,577
PENNSYLVANIA                  2,830
COLORADO                      2,679
                            -------
TOTAL:                      245,075

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ACCESS LINES BY STATE

[MAP]

 - AREAS OF CUSTOMER CONCENTRATION, BEST OPPORTUNITIES TO
   RATIONALIZE FOOTPRINT

           AS OF 9/30/02
           -------------

FLORIDA                        54,710
MAINE                          51,443
NEW YORK                       42,549
WASHINGTON                     39,479
                              -------
TOTAL:                        188,181

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STRONG POST ACQUISITION PERFORMANCE
(PROPERTIES OWNED > 2 YEARS)

($ in millions)

                                         1993      1994      1996      1997      1998     1999
                                         ----      ----      ----      ----      ----     ----
2 yr Projected EBITDA at Acquisition     $3.0      $ 9.4     $2.9      $6.2      $36.6    $ 9.2
2 yr Forward Actual EBITDA               $3.3      $11.1     $3.7      $7.2      $41.4    $11.9



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WHY RURAL?

                          [PHOTO]

           ECONOMIC BARRIERS TO ENTRY BY COMPETITORS
                   Low subscriber density
            High percentage of residential lines
                     Capital intensive

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WHY RURAL?

REGULATORY ENVIRONMENT

    Rate of Return business
    Support mechanisms promote universal service   [PHOTO]
    Gradual change likely

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WHY RURAL?

                          [PHOTO]

                 STABLE REVENUE & EBITDA

                STATE-OF-THE-ART NETWORKS

        SYNERGIES AND COST SAVING OPPORTUNITIES

         ATTRACTIVE ACQUISITION OPPORTUNITIES

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"RURAL" MEANS:

   SERVING VERY SMALL NON-SUBURBAN COMMUNITIES

COMMUNITIES SERVED BY FAIRPOINT IN EACH POPULATION RANGE


(more than) 10,000................   2
(more than)  7,500................   5
(more than)  5,000................  11
(more than)  2,500................  31
(less than)  2,500................ 111


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INDUSTRY CHALLENGES & RESPONSES

      Regulation - Competition - Growth

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CURRENT RLEC CHALLENGES

REGULATION
 -   Interstate Access Reform
 -   Intrastate Access Reform
 -   Pressure on Universal Service Fund (USF)

COMPETITION
 -   UNEP or Overbuild
 -   CATV
 -   Internet Connectivity
 -   Wireless - Voice & Data

TOP LINE REVENUE GROWTH
 -   Regulated Revenues
 -   Non-regulated Revenues
 -   Edge Out CLEC
 -   Other Services

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REGULATION
CHALLENGES & OPPORTUNITIES

INTERSTATE ACCESS REFORM

CHALLENGE
    - Ensure adequate cost recovery as access rates decline during shift from implicit to explicit funding

        - Increased SLC charge

        - Some components moving to USF

RESPONSE
   - FairPoint is NECA participant - no impact under current settlement processes

   - Multi Association Group Plan (MAG Plan) in place through 2006

   - Change gradual and historically revenue neutral

   - Non-usage sensitive revenues

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REGULATION
CHALLENGES & OPPORTUNITIES

INTRASTATE ACCESS REFORM

CHALLENGE
   - Lower Intrastate access rates to "mirror" Interstate access rates

   - Minutes of Use sensitive revenue streams

RESPONSE
   - Rate rebalancing via a local rate increase and/or State USF

   - Continuation of Rate of Return Regulation

   - Three consecutive quarters of positive year over year MOU Growth

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REGULATION
CHALLENGES & OPPORTUNITIES

PRESSURE ON UNIVERSAL SERVICE FUND (USF)

CHALLENGE
   -   Increasing number of eligible participants

       -  Wireless carriers getting ETC status

   -   Increasing funding requirements will lead to USF cap or portability

RESPONSE
   - FairPoint taking leadership role in developing legislative and regulatory policies to rationalize USF funding

   -  New contributors to USF

   -  New contribution methodology

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COMPETITION
CHALLENGES & OPPORTUNITIES

OVERBUILD OR UNEP COMPETITORS

CHALLENGE
   -  Alternative carrier(s) entering our markets

RESPONSE
   -  Rural demographics create natural economic barrier to entry

   - Introduce vertical and horizontal services to capture greater wallet share and customer loyalty

   -  No such competition in any FairPoint market today

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COMPETITION
CHALLENGES & OPPORTUNITIES

CABLE TV

CHALLENGE
   -  Alternative carrier(s) (VOICE AND DATA) entering our markets

RESPONSE
   - Rural CATV demographics discourage capital investment required to effectively offer voice and data services

   -  Convergence technology continues to be a barrier for voice offering

   -  Developing technology will facilitate entertainment services over copper

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COMPETITION
CHALLENGES & OPPORTUNITIES

INTERNET CONNECTIVITY

CHALLENGE
   -  Voice Over Internet Protocol (VOIP)

   -  Instant Messaging and E-mail replacing voice calls

RESPONSE
   -  FairPoint to become dominant ISP in its markets

      -  Q1 2003 - broadband offering in all its exchanges

      -  Where DSL is not available, opportunity for 2nd line growth

      -  Become dominant VOIP provider in our markets

   -  Instant Messaging - affects only long distance revenues

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COMPETITION
CHALLENGES & OPPORTUNITIES

WIRELESS - VOICE

CHALLENGE
   -  Wire line replacement

RESPONSE
   -  Impact on Intrastate MOU growth, not access line replacement

   -  Poor coverage limits access line replacement

   -  Resale of wireless service

WIRELESS - DATA

CHALLENGE
   -  Competitive Wireless ISP offerings

RESPONSE
   - FairPoint Broadband product offering technology in field trials and will deploy during 2003

   -  No competitor in any FairPoint market today

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TOP LINE REVENUE GROWTH

CHALLENGE
   - Slower economic growth has impacted access line growth and end user purchases of additional telecommunications services

RESPONSE
   -  Regulated Revenues
      -  Building local, Internet, long distance, wireless
      -  Feature Penetration ($8.9MM EBITDA OPPORTUNITY)

   -  Non-Regulated Revenues
      -  Broadband Services
         -  Wireless Broadband
         -  Virtual Broadband (ARTERA)
         -  Localized ISP Portal (SYNACORE)

      -  Other communications technology product offerings

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NEW REVENUE SOURCES

REVENUES FROM NON-TRADITIONAL SOURCES HAVE NEARLY
QUADRUPLED IN 4 YEARS


                         12 Months          Percentage of   |      9 Months          Percentage of
                           ended                Total       |       ended                 Total
                         12/31/98              Revenue      |      9/30/02               Revenue
                         --------           --------------  |     ----------         -------------
                                                            |
Internet/Broadband      $855,707             1%             |     $7.25 million       4.21%
Long Distance           $2.04 million        2.39%          |     $7.07 million       4.1%



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                          FINANCIAL REVIEW

                          Timothy W. Henry
     Vice President of Finance & Treasurer

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HISTORICAL GROWTH:  1994 - 2001


[CHART]

REVENUE EBITDA (MILLIONS)               ACCESS LINES (THOUSANDS)

[GRAPH OF HISTORICAL GROWTH:  1994-2001]

ILEC REVENUES        ILEC EBITDA        ILEC ACCESS LINES


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CREDIT STRUCTURE


-  BORROWER UNDER FAIRPOINT SENIOR SECURED CREDIT FACILITY
-  ISSUER OF NEW NOTES
-  ISSUER OF EXISTING NOTES

                                                      FAIRPOINT
                                                  COMMUNICATIONS, INC.


                       TRADITIONAL                                                 COMPETITIVE
                    TELEPHONE BUSINESS                                      COMMUNICATIONS BUSINESS
                  (RESTRICTED SUBSIDIARIES)                                 (UNRESTRICTED SUBSIDIARIES)
-----------------------------------------------------------            ---------------------------------------
                                                                           FAIRPOINT          BORROWER UNDER
STE       MJD        FAIRPOINT       MJD          MJD                    COMMUNICATIONS       SENIOR SECURED
        VENTURES     BROADBAND     SERVICES     CAPITAL                  SOLUTIONS, CORP.    CREDIT FACILITY



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NINE MONTHS OPERATING RESULTS FOR THE PERIOD
ENDED SEPTEMBER 30, 2002
(YEAR OVER YEAR COMPARISON)

CONSOLIDATED REVENUES                          Down 1.7% to $174.3 million

CONSOLIDATED OPERATING EXPENSES                Down 10.8% to $115.8 million


CONSOLIDATED OPERATING CASH FLOW (EBITDA)      Down 0.7% to 93.0 million(1)

RLEC OPERATING CASH FLOW (EBITDA)              Up 7.6% to $99.6 million

ACCESS LINES SERVED                            Down 0.4% to 245,075

(1) INCLUDES A NON-CASH $7.4 MILLION ASSET WRITE DOWN AND MCI/WORLDCOM BAD DEBT RESERVE OF $1.9 MILLION. ADJUSTED FOR THE NON-CASH ASSET WRITE DOWN, EBITDA INCREASED 7.2% TO $100.4 MILLION

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RESTRICTED GROUP DEBT CAPITALIZATION

($ in Millions)

                                                          9/30/02
                                                         --------
DEMAND NOTES                                                 $0.4
CURRENT PORTION OF LONG-TERM DEBT                             6.1
SENIOR LONG-TERM DEBT(1)                                    348.9
                                                         --------
TOTAL SENIOR DEBT                                           355.4

SENIOR SUBORDINATED DEBT                                    400.0
OTHER SUBORDINATED DEBT                                       7.0
                                                         --------
TOTAL DEBT                                                 $762.4
                                                         ========

(1) EXCLUDES $28.0 MILLION OF SOLUTIONS DEBT

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CREDIT STATISTICS


                                                         9/30/2002
($000 OMITTED)                                           ---------
INTEREST COVERAGE RATIO
INTEREST EXPENSE                                         $ 75,065
TOTAL COVENANT EBITDA                                     132,437
RATIO                                                        1.76X
COVENANT                                                     1.50X

LEVERAGE RATIO
CONSOLIDATED NET DEBT                                    $759,375
TOTAL COVENANT EBITDA                                     132,437
RATIO                                                        5.73X
COVENANT                                                     6.50X

SENIOR LEVERAGE RATIO
SENIOR CONSOLIDATED DEBT                                 $350,144
TOTAL COVENANT EBITDA                                     132,437
RATIO                                                        2.64X
COVENANT                                                     4.00X

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COMMON EQUITY OWNERSHIP
SUMMARY


T.H. LEE                          38.8%
KELSO & COMPANY                   32.9%
FOUNDERS/MGT                      20.7%
BANK GROUP                         7.6%

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BUSINESS ATTRIBUTES

      ECONOMIC AND FINANCIAL BARRIERS TO ENTRY: LOW-DENSITY, RESIDENTIAL

                         REGULATORY ENVIRONMENT

                  RELATIVELY STABLE REVENUE AND EBITDA

     ESTABLISHED ACQUISITION PLATFORM AND DEMONSTRATED INTEGRATION EXPERTISE

         SUBSTANTIAL EQUITY BASE PROVIDED BY THOMAS H. LEE AND KELSO

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                                  [FAIRPOINT LOGO]

                                SALOMON SMITH BARNEY

                 ANNUAL HIGH YIELD / LEVERAGED FINANCE CONFERENCE

                                   JANUARY 21, 2003